UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 4, 2016

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Effective August 4, 2016, Paramount Group, Inc. (the “Company”) changed its resident agent in Maryland from the resident agent that previously had been identified in the Company’s Articles of Amendment and Restatement. The filing made by the Company in Maryland to effectuate this change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Filing to Change Resident Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Gage Johnson

Name:	Gage Johnson
Title:	Senior Vice President, General Counsel and Secretary

Date: August 8, 2016